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                                    FORM 8-K
                                    --------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT
                                 --------------


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event Reported) April 20, 1994
                                                 --------------



                         THE COLUMBIA GAS SYSTEM, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-1098            13--1594808
- ----------------------------        ------------    -------------------
(State of other jurisdiction        (Commission       (IRS Employer
      of incorporation)             File Number)    Identification No.)


                20 Montchanin Road, Wilmington, Delaware  19807
                -----------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (302) 429-5000
                                                   --------------
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Item 5.  Other Events

         Information contained in the News Releases dated April 20, 1994 and April 21, 1994 are incorporated herein by reference.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               The Columbia Gas System, Inc
                                               ----------------------------
                                                       (Registrant)




                                               By    /s/ R. E. Lowe
                                                 ---------------------------
                                                          R. E. Lowe
                                                       Vice President &
                                                          Controller

Date:  April 22, 1994
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Contacts:          Media -     W. R. McLaughlin (302) 429-5443
                               H. W. Chaddock (302) 429-5261
                   Analysts -  T. L. Hughes (302) 429-5363

FOR IMMEDIATE RELEASE                                             April 20, 1994

                  BANKRUPTCY COURT EXTENDS EXCLUSIVITY PERIODS
                  FOR COLUMBIA GAS COMPANIES UNTIL OCTOBER 20

                 WILMINGTON, DEL. -- The U.S. Bankruptcy Court for the District

of Delaware today extended until October 20, 1994, the period during which The

Columbia Gas System, Inc. (NYSE:CG), and its principal pipeline subsidiary,

Columbia Gas Transmission Corp., have the exclusive right to advance Chapter 11 plans of reorganization.

                 The two companies originally requested extensions of

exclusivity until July 20, but the court, on its own accord, granted an additional 90 days because it felt that the added time would be necessary to resolve the complex issues involved in the case.

                 The Columbia Gas System, Inc., and Columbia Gas Transmission

Corp., which have been operating as debtors in possession under Chapter 11 of the U.S. Bankruptcy Code since July 31, 1991, have been granted seven prior extensions.

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Contacts:          Media -     W. R. McLaughlin (302) 429-5443
                               H. W. Chaddock (302) 429-5261
                   Analysts -  T. L. Hughes (302) 429-5363

FOR IMMEDIATE RELEASE                                             April 21, 1994

                        COLUMBIA GAS SAYS SIX COMPANIES
                    SEEK ENTRANCE TO COURT-ORDERED DATA ROOM

                 WILMINGTON, DEL. -- The Columbia Gas System, Inc. (NYSE:CG),

said today that six companies had requested admission to the data room that the bankruptcy court ordered Columbia Gas Transmission Corp., its principal pipeline subsidiary, to establish to make business information available to third parties who might be interested.  The deadline for submitting requests for admission was yesterday.

                 Companies that have requested admission to the Columbia

Transmission data room are:  Consolidated Natural Gas Corporation and its subsidiary CNG Transmission Corporation; Dimeling Schreiber & Park; Exxon

Company U.S.A.(a division of Exxon Corporation); National Fuel Gas Supply

Corporation (a unit of National Fuel Gas Company), Occidental Petroleum

Corporation, and Tennessee Gas Pipeline Company (a unit of Tenneco, Inc.).  The requests are currently being reviewed in accordance with procedures established by the bankruptcy court.

                 The Columbia Gas System, Inc., and Columbia Gas Transmission

have been operating as debtors-in-possession under Chapter 11 of the U.S.

Bankruptcy Code since July 31, 1991.

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